UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2016

JERRICK MEDIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-51872	87-0645394
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 S Dean Street Englewood, NJ 07631
(Address of principal executive offices)

(201) 258-3770
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

Effective on May 24, 2016, the board of directors (the “Board”) of Jerrick Media Holdings, Inc. (the “Company”) dismissed Sadler, Gibb & Associates, LLC (“Sadler Gibb”), as the Company’s independent registered public accounting firm.

Sadler Gibb’s report on the financial statements for the fiscal years ended December 31, 2015 and 2014, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended December 31, 2015 and 2014, and in the subsequent interim periods through May 24, 2016, the date of dismissal of Sadler Gibb, there were no disagreements with Sadler Gibb on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Sadler Gibb, would have caused them to make reference to the subject matter of the disagreements in its reports on the financial statements for such year. During the fiscal years ended December 31, 2015 and 2014, and in the subsequent interim period through May 24, 2016, the date of dismissal of Sadler Gibb, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of the above disclosures to Sadler Gibb and requested Sadler Gibb to provide it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not Sadler Gibb agrees with the above disclosures. A copy of Sadler Gibb’s letter, dated May 24, 2016, confirming its agreement with the disclosures in this Item 4.01 is attached as Exhibit 16.1 to this Form 8-K.

(b) New Independent Registered Public Accounting Firm

Effective on May 24, 2016, the Board approved the engagement of KLJ & Associates, LLP (“KLJ”), as the Company’s new independent registered public accounting firm.

During the fiscal year ended December 31, 2015, and the subsequent interim period prior to the engagement of KLJ, the Company has not consulted KLJ regarding (i) the application of accounting principles to any specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter of Sadler, Gibb & Associates, LLC, dated May 24, 2016*

* Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JERRICK MEDIA HOLDINGS, INC.

Date: May 31, 2016	By:	/s/ Jeremy Frommer
Name: Jeremy Frommer
Title: Chief Executive Officer

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